UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2026
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FIGMA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-42761	46-2843087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

760 Market Street, Floor 10
San Francisco, California	94102
(Address of Principal Executive Offices)	(Zip Code)
(415) 890-5404
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	FIG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 2, 2026, Figma, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 7, 2026 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to fifteen votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters at the Annual Meeting.
At the Annual Meeting, the Company’s stockholders voted on the following proposals:
1.To elect Dylan Field, Kelly A. Kramer, John Lilly, William R. McDermott, Andrew Reed, Danny Rimer, Lynn Vojvodich Radakovich, and Luis von Ahn to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
The final voting results for each of these proposals are as follows:
Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dylan Field	1,451,125,084	13,350,079	71,179,909
Kelly A. Kramer	1,461,710,737	2,764,426	71,179,909
John Lilly	1,441,654,786	22,820,377	71,179,909
William R. McDermott	1,446,140,185	18,334,978	71,179,909
Andrew Reed	1,451,713,525	12,761,638	71,179,909
Danny Rimer	1,441,267,392	23,207,771	71,179,909
Lynn Vojvodich Radakovich	1,451,702,370	12,772,793	71,179,909
Luis von Ahn	1,462,482,960	1,992,203	71,179,909
Each of the eight nominees for director was elected to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,534,306,843	1,044,457	303,772	0
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Figma, Inc.
Date: June 4, 2026
	By:	/s/ Brendan Mulligan
Brendan Mulligan
General Counsel and Secretary